Exhibit 99.2

BG Medicine Outlines New Commercial Strategy

Company to Assume Greater Control of Commercial Execution

WALTHAM, Mass., November 13, 2012 — BG Medicine, Inc. (Nasdaq:BGMD), a company focused on the development and commercialization of novel cardiovascular diagnostics, today provided an update on its new commercial strategy to speed the adoption of its cardiovascular diagnostic tests – the BGM Galectin-3® test and the CardioSCORE™ test.

Under the plan announced today, BG Medicine has begun to build its own dedicated sales organization and has taken steps to open its own CLIA lab in order to play a more active role alongside its commercial partners in driving sales and marketing efforts. In addition, the company highlighted its new Galectin-3 promotion effort, and provided an update on the regulatory and commercial path forward for CardioSCORE.

“We have taken a series of important steps over the past year to realign BG Medicine into a more commercially-focused company, capable of playing a larger role in facilitating the market adoption of our innovative cardiovascular diagnostic tests,” said Eric Bouvier, President and CEO of BG Medicine. “The steps outlined today represent the culmination of our efforts to transform BG Medicine. Taken together, these actions place us in a much stronger position to control our own destiny and drive our own commercial success.”

Highlights of the new commercial strategy include:

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The launch of a major campaign to grow BGM Galectin-3 test sales in hospital settings. BG Medicine launched a new campaign earlier this month at the American Heart Association (AHA) Scientific Sessions 2012 focused on the urgent need to reduce rates of unplanned hospital readmissions. The CMS guidelines that went into effect on October 1, 2012 will result in new financial penalties expected to reach an aggregate of nearly $300 million in 2013 and nearly $1 billion by 2015, if improvements are not made. Because heart failure patients with elevated levels of galectin-3 are two-to-three times more likely than other heart failure patients to be readmitted to the hospital within 30 days of discharge, the company believes that identifying these high-risk patients through galectin-3 testing is a potentially valuable and cost-effective tool in a hospital’s strategy to reduce unplanned 30-day readmissions. The company expects this initiative will accelerate the sales ramp-up and the widespread adoption of galectin-3 testing.

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The conversion of a medical liaison organization to a US-based sales organization. BG Medicine is transforming its current field force from an awareness- and education-focused organization into one with a sales mission and growth strategy. The field force will focus initially on promoting galectin-3 testing at a core set of hospitals with higher-than-average readmission rates, which are at risk of incurring significant financial penalties due to new rules affecting readmissions set by the Centers for Medicare & Medicaid Services (CMS).

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The opening of a CLIA (Clinical Laboratory Improvement Amendments) certified clinical laboratory. BG Medicine expects to open the BG Medicine CLIA laboratory in the first half of 2013 in order to make galectin-3 testing available to hospitals and other health care providers.

The company expects this CLIA lab will further strengthen the company’s own infrastructure to support sales made directly by BG Medicine.

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Commercial strategy for CardioSCORE. BG Medicine is proceeding with the commercial offering of the CardioSCORE test in order to bring its benefits in the management of patients at risk of a cardiovascular event to physicians and patients as quickly as possible. To that end, BG Medicine is continuing its discussions with the FDA regarding 510(k) clearance for the CardioSCORE test kit. The company also expects to launch the CardioSCORE test initially in Europe through one or more partners, assuming receipt of a CE mark, which the company expects to receive in the first quarter of 2013.

In addition, the company announced a strategic reorganization in its research and development department, away from its previous focus on early stage discovery and toward a more commercially-oriented role in support of the BGM Galectin-3 and CardioSCORE tests in the marketplace. As a result of this reorganization, 11 positions in early discovery research have been eliminated, enabling the company to dedicate a greater share of its R&D budget to commercial support and market growth activities.

“The implementation of the aggressive new strategy announced today will be a critical driver in our ongoing transformation into a full-scale commercial organization,” continued Mr. Bouvier. “This is an important time in the evolution of BG Medicine and we look forward to sharing our progress in our execution of this strategy with our shareholders.”

About BG Medicine, Inc.

BG Medicine, Inc. (Nasdaq:BGMD) is a diagnostics company focused on the development and commercialization of novel cardiovascular diagnostics to address significant unmet medical needs, improve patient outcomes and reduce healthcare costs. The Company’s first commercialized product, the BGM Galectin-3® test for use in patients with chronic heart failure, is available in the United States and Europe. BG Medicine is also developing the CardioSCORETM test, a blood test designed to aid in the assessment of an individual’s risk for near-term major cardiovascular events. For additional information about BG Medicine, heart failure and galectin-3 testing, please visit www.bg-medicine.com and www.galectin-3.com.

The BG Medicine Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=10352

Special Note Regarding Forward-looking Statements

Certain statements made in this news release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or other comparable terms. Forward-looking statements in this news release address our beliefs that our new commercial strategy will place us in a much stronger position to control our own destiny and drive our own commercial success; our expectation that we will open our own CLIA lab in the first half of 2013; our expectations that having our own CLIA lab will further strengthen our ability to strengthen sales of our diagnostic tests; our belief that identifying high-risk patients through galectin-3 testing is a potentially valuable and cost-effective tool in a hospital’s strategy to reduce unplanned 30-day readmissions; our expectations that our hospital readmissions initiative will accelerate the sales ramp-up and adoption of galectin-3 testing; our intention to proceed with the commercial offering of the CardioSCORE test; and our intention to launch the CardioSCORE test initially in Europe through one or more partners. Forward-looking statements are based on management’s current expectations and involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our recent filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.